Exhibit 99.1

FOR IMMEDIATE RELEASE:                Nov. 30, 2006

Contacts Investors:	Media:

Renee Lyall Office: (408) 567-5815 renee.lyall@mcdata.com	Jil Backstrom Office: (720) 558-4774 press.release@mcdata.com

McDATA Announces Third Quarter Fiscal Year 2006 Financial Results

BROOMFIELD, Colo. – Nov. 30, 2006 – McDATA Corporation (Nasdaq: MCDTA/MCDT) today reported results for the third quarter (Q3 06) ended October 31, 2006. Net revenues for Q3 06 totaled $156.1 million, compared to $150.1 million in the second quarter of fiscal year 2006 (Q2 06) and $168.5 million in the third quarter of fiscal year 2005 (Q3 05).

The net loss for Q3 06 on a generally accepted accounting principles (GAAP) basis was ($26.3) million, or ($0.17) per share basic and diluted. This compares to a GAAP net loss of ($20.5) million, or ($0.13) per share basic and diluted in Q2 06, and a GAAP net loss of ($7.5) million, or ($0.05) per share basic and diluted in Q3 05.

Non-GAAP net loss for Q3 06 totaled ($4.3) million, or ($0.03) per diluted share. This compares to non-GAAP net income of $1.2 million, or $0.01 per diluted share in Q2 06, and non-GAAP net income of $3.6 million, or $0.02 per diluted share in Q3 05.

McDATA’s non-GAAP net income excludes charges related to the amortization of purchased intangible assets, certain restructuring and/or severance costs, amortization of debt discount, and the impact of stock compensation expense following the adoption of SFAS 123R beginning Q1 06. In addition to the exclusions listed above, McDATA’s Q3 06 non-GAAP net income excludes charges related to the proposed acquisition by Brocade. McDATA’s Q2 06 non-GAAP net income also excludes charges related to the impairment write down of a single product line and separate note receivable, both obtained in the CNT acquisition. McDATA’s Q3 05 non-GAAP net income also excludes amortization of deferred compensation. Non-GAAP results are a supplement to GAAP financial statements and exclude certain expenses to provide what McDATA believes is a more complete understanding of our underlying operational trends. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP

11802 Ridge Parkway	Broomfield, CO 80021	720.558.8000	fax: 720.558.3860	www.mcdata.com

results. A reconciliation of GAAP and non-GAAP net income is provided in the financial statements attached to this news release.

Q3 06 Business and Customer Highlights

•	Achieved professional services milestone of 300+ data center relocations

•	Introduced i10K Xtreme, the first director with Open VSANs, non-disruptive 4 Gb/s configuration capabilities, SAN LPARs for total SAN isolation, and Open Trunking for optimized performance between directors and switches

•	Released Enterprise Fabric Connectivity Manager (EFCM) 9.0, bundling and building upon three previously separate McDATA management applications to create one very powerful, heterogeneous storage network management platform

•	Announced availability and major bank customer for McDATA’s Virtual Tape Library (VTL), a disk-to-disk-to-tape solution that enables efficient backup leveraging both disk and tape media

•	Launched McDATA Virtualizer, the first in a series of Advanced Fabric Services offerings on the Application Services Module (ASM) platform

•	McDATA, Fujitsu Siemens Computers, and Decru, a NetApp company, integrated Fujitsu Siemens Computers’ CentricStor™ Virtual Tape Appliance with McDATA’s high performance Edge3000 Storage Routers and Decru DataFort™ storage security appliances creating a joint wide-area replication solution designed to simplify the backup process and improve security for tape vaulting

Conference Call and Webcast

McDATA will host a conference call to discuss Q3 06 financial results today, November 30, 2006, at 3 p.m. MDT. To participate in the conference call, dial (706) 679-8352. The conference call will also be webcast live at www.mcdata.com.

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About McDATA (www.mcdata.com)

McDATA (Nasdaq: MCDTA/MCDT) is the leading provider of data access solutions, helping customers build, globally connect, optimize and centrally manage data infrastructures across SAN, MAN and WAN environments. With nearly 25 years experience developing SAN products, services and solutions, McDATA is the trusted partner in the world’s largest data centers, connecting more than two-thirds of all networked data.

Forward-Looking Statements

This press release contains statements about expected future events that are forward-looking and subject to risks and uncertainties. Readers are urged to consider statements that include the terms “believes”, “belief”, “expects”, “plans”, “objectives”, “estimates”, “anticipates”, “intends”, “targets”, or the like to be uncertain and forward-looking. Factors that could cause actual results to differ and vary materially from expectations include, but are not limited to, McDATA’s relationships with EMC, IBM and Hitachi Data Systems and the level of their orders, aggressive price competition by numerous other SAN and IP switch suppliers, OEM qualification of our new products—such as the Intrepid 10000 Director, integration of CNT’s sales and marketing functions, manufacturing constraints, constraints in obtaining third party product for resale and other risk factors that are disclosed in McDATA’s filings with the Securities and Exchange Commission. These cautionary statements by McDATA should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by McDATA. All cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. McDATA does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

McDATA CORPORATION

CONDENSED REPORTED CONSOLIDATED STATEMENTS OF OPERATIONS (Note 1)

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31, 2005	October 31, 2006	October 31, 2005	October 31, 2006
Revenue:
Product	$138,579	$123,213	$369,988	$376,656
Service	29,926	32,876	62,694	97,875

Total revenue	168,505	156,089	432,682	474,531
Cost of revenue:
Product	68,566	72,695	175,737	210,623
Service	20,370	20,254	41,632	61,625
Restructuring charges	134	—	826	—

Total cost of revenue	89,070	92,949	218,195	272,248

Gross profit	79,435	63,140	214,487	202,283
Operating expenses:
Research and development	31,595	30,522	84,953	83,086
Selling and marketing	35,969	36,545	98,723	109,980
General and administrative (includes amortization of intangibles)	22,439	15,651	54,679	56,191
Merger related fees	—	6,096	—	6,096
Restructuring costs and impairment charges	526	393	10,278	5,753

Total operating expenses	90,529	89,207	248,633	261,106
Loss from operations	(11,094)	(26,067)	(34,146)	(58,823)
Interest and other income, net	(326)	189	775	4,156

Loss before income taxes	(11,420)	(25,878)	(33,371)	(54,667)
Income tax expense (benefit)	(3,936)	469	2,488	1,789

Net loss	$(7,484)	$(26,347)	$(35,859)	$(56,456)

Basic net loss per share	$(0.05)	$(0.17)	$(0.26)	$(0.37)

Shares used in computing basic net loss per share	152,646	154,638	135,750	153,906

Diluted net loss per share	$(0.05)	$(0.17)	$(0.26)	$(0.37)

Shares used in computing diluted net loss per share	152,646	154,638	135,750	153,906

McDATA CORPORATION

CONDENSED NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31, 2005	October 31, 2006	October 31, 2005	October 31, 2006
Revenue:
Product	$138,579	$123,213	$369,988	$376,656
Service	29,926	32,876	62,694	97,875

Total revenue	168,505	156,089	432,682	474,531
Cost of revenue:
Product	68,136	72,539	175,155	201,767
Service	20,370	19,927	41,632	60,828

Total cost of revenue	88,506	92,466	216,787	262,595

Gross profit	79,999	63,623	215,895	211,936
Operating expenses:
Research and development	31,192	29,659	82,920	81,439
Selling and marketing	35,695	35,714	97,942	107,896
General and administrative	10,358	6,745	24,082	22,802
Merger related fees	—	—	—	—
Restructuring costs and impairment charges	—	—	—	—

Total operating expenses	77,245	72,118	204,944	212,137
Income (loss) from operations	2,754	(8,495)	10,951	(201)
Interest and other income, net	494	935	2,142	3,875

Income before income taxes	3,248	(7,560)	13,093	3,674
Income tax expense (benefit)	(347)	(3,251)	2,514	(4,525)

Net income (loss)	$3,595	$(4,309)	$10,579	$8,199

Basic net income (loss) per share	$0.02	$(0.03)	$0.08	$0.05

Shares used in computing basic net income per share	152,646	154,638	135,750	153,906

Diluted net income (loss) per share	$0.02	$(0.03)	$0.08	$0.05

Shares used in computing diluted net income per share	154,417	154,638	136,926	155,130

McDATA CORPORATION

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS) (Note 2)

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31, 2005	October 31, 2006	October 31, 2005	October 31, 2006
GAAP net loss	$(7,484)	$(26,347)	$(35,859)	$(56,456)
Adjustments:
Amortization of deferred compensation and acquisition-related compensation	1,475	—	6,221	—
Amortization of intangible assets	11,367	6,939	26,474	28,946
Inventory reserve - ROHS	—	—	—	1,873
SFAS 123R stock-based compensation	—	2,341	—	7,573
Other severance and retention	346	2,328	1,298	2,769
Restructuring costs	660	(90)	11,104	676
Impairment of Matrix product line	—	—	—	9,649
Impairment of CNT note receivable	—	(42)	—	1,040
Amortization of discount on convertible debt	820	746	1,367	2,386
Merger related fees	—	6,096	—	6,096
Sale of equity investment	—	—	—	(2,667)
Income tax expense (benefit)	(3,589)	3,720	(26)	6,314

Non-GAAP net income (loss)	$3,595	$(4,309)	$10,579	$8,199
GAAP net loss per share – basic and diluted	$(0.05)	$(0.17)	$(0.26)	$(0.37)
Non-GAAP net income (loss) per share – diluted	$0.02	$(0.03)	$0.08	$0.05
Shares used in non-GAAP per share calculation - diluted	154,417	154,638	136,926	155,130

Note (1) – Certain prior period amounts have been reclassified to conform to the fiscal 2006 presentation.

Note (2) - The condensed non-GAAP consolidated income statements for all periods presented are for illustrative purposes only and are not prepared in accordance with generally accepted accounting principles.

The following is provided as a supplement to the non-GAAP reconciliation above:

	Three Months Ended		Nine Months Ended
Non-GAAP Adjustments	October 31, 2005	October 31, 2006	October 31, 2005	October 31, 2006
Cost of revenue:
Deferred compensation and acquisition-related compensation	$84	$—	$236	$—
SFAS 123R stock-based compensation	—	281	—	906
Amortization associated with FAS 123R software capitalization	—	56	—	150
Impairment of Matrix product line	—	—	—	6,563
Inventory reserve - ROHS	—	—	—	1,873
Other severance	346	146	346	146
Restructuring costs	134	—	826	15

Total cost of revenue subtotal	564	483	1,408	9,653

Operating expenses:
Research and development:
Acquisition-related compensation	272	—	828	—
SFAS 123R stock-based compensation	—	554	—	1,338
Amortization of deferred compensation	131	—	1,170	—
Other severance	—	309	35	309
Selling and marketing
Acquisition-related compensation	92	—	149	—
SFAS 123R stock-based compensation	—	468	—	1,721
Amortization of deferred compensation	182	—	632	—
Other severance	—	363	—	363
General and administrative
Acquisition-related compensation	138	—	159	—
SFAS 123R stock-based compensation	—	982	—	3,458
Amortization of intangible assets	11,367	6,939	26,474	28,946
Amortization of deferred compensation	576	—	3,047	—
Other severance	—	985	—	985
Merger related fees	—	6,096	—	6,096
Restructuring costs and impairment charges
Restructuring costs	526	(90)	10,278	661
Other severance	—	525	917	966
Impairment of Matrix product line	—	—	—	3,086
CNT note receivable	—	(42)	—	1,040

Operating expenses subtotal	13,284	17,089	43,689	48,969
Amortization of discount on convertible debt	820	746	1,367	2,386
Sale of equity investment	—	—	—	(2,667)

Total non-GAAP Adjustments	14,668	18,318	46,464	58,341
Income tax expense (benefit)	(3,589)	3,720	(26)	6,314

After-tax impact of non-GAAP adjustments	$11,079	$22,038	$46,438	$64,655

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	January 31, 2006	October 31, 2006
Assets
Cash, cash equivalents and short term investments	$310,193	$331,041
Securities lending collateral	62,555	62,230
Accounts receivable, net	126,106	101,324
Inventories	33,100	32,415
Restricted cash	—	3,877
Other current assets	13,423	13,959

Total current assets	545,377	544,846
Property and equipment, net	109,118	102,517
Long-term investments	31,884	25,594
Goodwill	266,141	263,473
Restricted cash	10,697	8,507
Intangible assets, net	123,694	91,728
Other assets, net	59,798	54,594

Total	$1,146,709	$1,091,259

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$137,514	$132,193
Securities lending collateral	62,555	62,230
Current portion of deferred revenue	61,242	51,802
Current portion of convertible debt and interest swap	—	121,356
Current portion of notes payable and capital leases	2,977	2,334

Total current liabilities	264,288	369,915
Notes payable and capital leases, less current portion	11,085	1,837
Deferred revenue, less current portion	31,380	25,710
Convertible subordinate debt and interest swap	285,889	172,500
Other long-term liabilities	1,844	14,490

Total liabilities	594,486	584,452
Stockholders’ equity	552,223	506,807

Total liabilities and stockholders’ equity	$1,146,709	$1,091,259

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	October 31, 2005	October 31, 2006
Net cash provided by operating activities	$15,196	$30,964

Cash flows from investing activities:
Net purchases of property and equipment	$(10,959)	$(14,174)
Net purchases and sales of investments	63,001	(1,782)
Cash received on cash surrender value of life insurance policy	1,339
Cash recognized on merger with CNT, net	40,395	—
Decrease in restricted cash related to interest rate swap	(1,735)	(1,687)

Net cash provided (used) by investing activities	$92,041	$(17,643)

Cash flows from financing activities:
Payments on notes payable and capital leases	$(1,839)	$(2,339)
Cash paid for treasury stock	(4,552)	—
Retirement of convertible debt	—	(1,965)
Proceeds from the issuance of common stock	792	3,191

Net cash (used) by financing activities	$(5,599)	$(1,113)

Effects of exchange rate changes	$97	$(681)

Net increase in cash and cash equivalents	$101,735	$11,527